Exhibit  10.2  Amendment  to  Stock  Purchase  and  Release  Agreement

                AMENDMENT TO STOCK PURCHASE AND RELEASE AGREEMENT

     This Amendment to Stock Purchase and Release Agreement (the "Amendment") between the undersigned seller and affiliated entities ("Seller") and purchaser and affiliated entities ("Purchaser") (collectively, the "parties") is dated October __, 2005.

     WHEREAS, the parties previously entered into a Stock Purchase and Release Agreement dated August 8, 2005 (the "Agreement") for the sale and purchase of the majority of outstanding stock of Salt Lake Development Corporation, a Nevada corporation and successor in interest to a Utah corporation of the same name (both "SLDC").

     WHEREAS, in consideration of moving forward with the closing under the Agreement, the parties agree to add the following terms and conditions to the
Agreement:

1. The transfer and delivery of SLDC by Seller is pursuant to the agreement and approval of Wichita Development Corporation, a subsidiary of Diversified Financial Resources Corp. and majority shareholder of SLDC.

2. Purchaser hereby releases and forever discharges Wichita Development Corporation and its affiliated entities from the Promissory Note dated June 30, 2003 in the amount of $150,000 between Wichita Development Corporation and Diversified Holdings I, Inc., a Nevada corporation. This release includes all accrued interest, penalties, security and related obligations under the Note.

3. SLDC is conveyed to Purchaser "as is" and with all liabilities known by Purchaser.

4. The full and complete release of the $230,000 Promissory Note of Diversified Financial Resources Corp. and BTA Mineral Servitude Corporation S.A. de C.V. held by West Jordan Real Estate Holdings, Inc., a Utah corporation, and its affiliates, as referenced in the Agreement, includes the release of all principal, accrued interest, penalties, security and related obligations under the Note.

     The foregoing terms and conditions are in addition to those in the Agreement. The remaining terms and conditions of the Agreement will remain the same.

"Seller"                              "Purchaser"


Diversified  Financial  Resources  Corp. Diversified  Holdings  I, Inc.

By:/s/Dennis  Thompson                   By:/s/Richard  Surber
  --------------------                       ------------------
Name :Dennis  Thompson                   Name: Richard  Surber
     ----------------                         ---------------
Title:_President                         Title: President
       ---------                               ---------

Wichita  Development  Corp.               West  Jordan  Real  Estate  Holdings

By:/s/Dennis  Thompson                    By:/s/Richard  Surber
  --------------------                       ------------------
Name: Dennis  Thompson                    Name: Richard  Surber
     ----------------                         ---------------
Title:_President                          Title: President
       ---------                               ---------

BTA  Mineral  Servitude  Corporation      Hudson  Consulting  Group,  Inc.
S.A.  de  C.V.
By:/s/Dennis  Thompson                    By:/s/Richard  Surber
  --------------------                       ------------------
Name :Dennis  Thompson                    Name:Richard  Surber
     ----------------                         ---------------
Title: President                          Title:President
       ---------                                ---------

Salt  Lake  Development  Corp.  (UT)      Diversified  Holdings  XIX,  Inc.

By:/s/Dennis  Thompson                    By:/s/Dennis  Thompson
  --------------------                       -------------------
Name: Dennis  Thompson                    Name: Dennis  Thompson
     ----------------                           ----------------
Title: President                          Title: President
       ---------                                ---------

Salt  Lake  Development  Corp.  (NV)

By:/s/Dennis  Thompson
  --------------------
Name: Dennis  Thompson
      ----------------
Title: President
       ---------